Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

FIRST FOUNDATION INC.

Annual Report on Form 10-K

for the Year ended December 31, 2014

In connection with the accompanying Annual Report on Form 10-K of First Foundation Inc. (the “Company”), for the year ended December 31, 2014, as filed with the Securities and Exchange Commission as of the date hereof (the “Annual Report”), I, Scott F. Kavanaugh, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Annual Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)        The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2015	/s/ Scott F. Kavanaugh
Scott F. Kavanaugh
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to First Foundation Inc. and will be retained by First Foundation Inc. and furnished to the Securities and Exchange Commission or its staff upon request.